                               SUBJECT TO REVISION
                     SERIES TERM SHEET DATED APRIL 19, 1999


                 DISCOVER(R) CARD MASTER TRUST I, SERIES 1999-4
                      $500,000,000 __% CLASS A CERTIFICATES
                      $26,316,000 __% CLASS B CERTIFICATES

                             GREENWOOD TRUST COMPANY
                      MASTER SERVICER, SERVICER AND SELLER

         The Certificates represent interests in the Discover Card Master Trust
I. The Certificates are not obligations of Greenwood Trust Company or any of its affiliates, and neither the Certificates nor the underlying credit card receivables are insured or guaranteed by any governmental agency.

         This series term sheet contains structural and collateral information about the Certificates; however, this series term sheet does not contain complete information about the Certificates. The information in this series term sheet is preliminary and will be superseded by the information contained in the prospectus supplement and the prospectus. You should read both the prospectus supplement and the prospectus. The Trust and the Discover Card Portfolio may not perform in the future as they have performed in the past. Price and availability of the Certificates may change without notice.

         We have prepared this series term sheet solely for informational purposes. This series term sheet is not an offer to buy or sell any security, nor is it a request to participate in any particular trading strategy. Greenwood may not offer or sell the Certificates in any state where the offer or sale is prohibited. Greenwood will not sell you any of the Certificates unless you have received both the prospectus supplement and the prospectus. The Underwriters may hold or trade securities of the Trust or Greenwood and may also perform investment banking services for the Trust and Greenwood.


MORGAN STANLEY DEAN WITTER
                  ABN AMRO INCORPORATED
                                    BARCLAYS CAPITAL
                                                  PARIBAS
                                                            SG COWEN


                  This series term sheet may not be distributed to Private Customers as defined by the U.K. Securities and Futures Authority.

This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 1999-4 Supplement to the Pooling and Servicing Agreement.

TITLE OF SECURITIES..................   Discover Card Master Trust I, Series
                                        1999-4 __% Class A Credit Card
                                        Pass-Through Certificates and Discover
                                        Card Master Trust I, Series 1999-4 __%
                                        Class B Credit Card Pass-Through
                                        Certificates.

INTEREST RATE........................   Class A Certificates:  _____% per year.

                                        Class B Certificates:  _____% per year.

                                        The Trustee will calculate interest on
                                        the Certificates on the basis of a
                                        360-day year of twelve 30-day months.

INTEREST PAYMENT DATES...............   The 15th day of each May and November
                                        (or the next business day), beginning in November 1999, and at maturity for the Class B Certificates.

EXPECTED MATURITY DATES..............   Class A Certificates: May 15, 2002 (or
                                        the next business day). If an
                                        Amortization Event occurs, the Trust
                                        will pay principal monthly and the final principal payment may be made before or after May 15, 2002.

                                        Class B Certificates: June 15, 2002 (or
                                        the next business day). If an
                                        Amortization Event occurs, the Trust
                                        will pay principal monthly and the final payment of principal may be made either before or after June 15, 2002. The Trust must generally pay all Class A principal before it pays any Class B principal.

                                        An "Amortization Event" is an event that will cause the Trust to begin repaying principal on a monthly basis.

SERIES TERMINATION DATE..............   The first business day following
                                        November 15, 2004 (or, if November 15,
                                        2004 is not a business day, the second
                                        business day following November 15,
                                        2004). The Series Termination Date is
                                        the last day on which the Trust will pay principal on the Certificates.

SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT).........   The Class B Certificates are
                                        subordinated to the Class A
                                        Certificates, up to a specified dollar
                                        amount, known as the "Available
                                        Subordinated Amount."

AVAILABLE SUBORDINATED AMOUNT........   Initially $44,736,860, which may be
                                        reduced, reinstated or increased from
                                        time to time. The Available Subordinated
                                        Amount will increase by $26,315,800
                                        after an Effective Alternative Credit
                                        Support Election.

                                        "Effective Alternative Credit Support
                                        Election" will mean an effective
                                        election made by Greenwood to change the way in which the Trust allocates finance charge collections to this Series. To make this election, Greenwood must deposit additional funds into the cash collateral account discussed below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT).........   Greenwood will arrange to have a cash
                                        collateral account established and
                                        funded with $21,052,640 for the direct
                                        benefit of the Class B investors (the
                                        "Credit Enhancement Account") on the
                                        date the Certificates are issued. The
                                        Trustee may withdraw funds from this
                                        account to reimburse the Class B
                                        investors for amounts that would
                                        otherwise reduce their interest in the
                                        Trust or affect their interest payments.

                                        The amount on deposit in this account
                                        may decrease or increase on future
                                        Distribution Dates. A "Distribution
                                        Date" is the 15th calendar day of each
                                        month (or the next business day),
                                        beginning in May 1999.

                                        The maximum amount of Credit Enhancement as of any Distribution Date will be:

                                        Before either an Effective Alternative
                                        Credit Support Election or a
                                        Supplemental Credit Enhancement Event:

                                        -  4.0% of the Series Investor Interest
                                           as of the end of the preceding month
                                           (but not less than $5,263,160); or

                                        Before an Effective Alternative Credit
                                        Support Election but after a
                                        Supplemental Credit Enhancement Event:

                                        -  5.0% of the Series Investor Interest
                                           as of the end of the preceding month
                                           (but not less than $5,263,160); or

                                        After an Effective Alternative Credit
                                        Support Election

                                        -  8.5% of the Series Investor Interest
                                           as of the end of the preceding month
                                           (but not less than $5,263,160).

                                        However, if an Amortization Event has
                                        occurred, the maximum amount of Credit
                                        Enhancement will be the amount on
                                        deposit in the Credit Enhancement
                                        Account on the Distribution Date
                                        immediately before the Amortization
                                        Event occurred.

                                        A "Supplemental Credit Enhancement
                                        Event" will occur the first time
                                        Standard & Poor's Ratings Services
                                        withdraws the long-term debt or deposit
                                        rating of Greenwood (or an additional
                                        seller, if any) or reduces this rating
                                        below BBB -.

                                        "Series Investor Interest" will mean
                                        $526,316,000 minus

                                        -  the amount of principal collections
                                           on deposit for the benefit of
                                           investors in this Series (after
                                           giving effect to losses of principal
                                           on investments of these funds),
                                        -  the aggregate amount of principal
                                           previously paid to investors in this
                                           Series, and
                                        -  the aggregate amount of investor
                                           losses resulting from accounts in
                                           which the receivables have been
                                           charged-off as uncollectible (after
                                           giving effect to all provisions in
                                           the Series Supplement to reimburse
                                           these charged-off amounts).

THE RECEIVABLES......................   The receivables in the Accounts included
                                        in the Trust as of April 1, 1999 totaled
                                        $26,680,777,126.04.

GROUP EXCESS SPREAD..................   The Certificates initially will be
                                        included in the "Group One" group of
                                        series. The three-month rolling average
                                        Group Excess Spread Percentage (as
                                        defined below) was 4.64% for the
                                        Distribution Date in April 1999.

                                        "Group Excess Spread Percentage" for any
                                        Distribution Date is a percentage
                                        calculated by multiplying:

                                        -  twelve, by

                                        -  an amount for all series in Group One
                                           equal to

                                           -   the total amount of finance
                                               charge collections, investment
                                               income and other collections
                                               allocable to each series for the
                                               prior calendar month, minus

                                           -   the total amount of interest and
                                               certain fees payable for each
                                               series and the amount of
                                               receivables allocable to each
                                               series that have been charged off
                                               as uncollectible for the prior
                                               calendar month;

                                        and then dividing the product by an
                                        amount equal to the sum of all investor
                                        interests for each series in Group One
                                        (in each case for the Distribution
                                        Date).

RATING OF THE INVESTOR CERTIFICATES..   The Trust will only issue the
                                        Certificates if Standard & Poor's has
                                        rated the Class A Certificates "AAA" and the Class B Certificates at least "A" and Moody's Investors Service, Inc. has rated the Class A Certificates "Aaa" and has rated the Class B Certificates at least "A2."

ERISA CONSIDERATIONS.................   Greenwood believes that employee benefit
                                        plans subject to ERISA may acquire Class
                                        A Certificates; however, advisers to
                                        these plans should consult their own
                                        counsel. Employee benefit plans subject
                                        to ERISA may not acquire the Class B
                                        Certificates.

LISTING..............................   Greenwood expects to list the
                                        Certificates on the Luxembourg Stock
                                        Exchange to facilitate trading in
                                        non-U.S. markets.

                          COMPOSITION OF THE ACCOUNTS

         We have set forth information below about the Accounts that are part of the Trust. We provide additional information about all accounts in the Discover Card portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

         GEOGRAPHIC DISTRIBUTION. As of April 1, 1999, the following five states had the largest receivables balances:

              STATE                            PERCENTAGE OF TOTAL RECEIVABLES
              -----                                BALANCE IN THE ACCOUNTS
                                                   -----------------------
              California.....................               11.4%
              Texas..........................                9.3%
              New York.......................                6.8%
              Florida........................                5.9%
              Illinois.......................                5.0%

         CREDIT LIMIT INFORMATION. As of April 1, 1999, the Accounts had the following credit limits:

                                                                  PERCENTAGE
                                                RECEIVABLES        OF TOTAL
                                                OUTSTANDING      RECEIVABLES
                                                  (000'S)        OUTSTANDING
                                                  -------        -----------
CREDIT LIMIT
------------

Less than or equal to $1,000.00..............   $   576,176            2.2%
$1,000.01 to $2,000.00.......................   $ 2,339,765            8.8%
$2,000.01 to $3,000.00.......................   $ 2,731,785           10.2%
Over $3,000.00...............................   $21,033,051           78.8%
                                                -----------         -------
  Total......................................   $26,680,777          100.0%
                                                ===========          ======

         SEASONING. As of April 1, 1999, 89.9% of the Accounts were at least 24 months old. The ages of Accounts as of April 1, 1999 were distributed as follows:

                                                  PERCENTAGE        PERCENTAGE
        AGE OF ACCOUNTS                           OF ACCOUNTS       OF BALANCES
        ---------------                           -----------       -----------
        Less than 12 Months...................         3.0%              1.4%
        12 to 23 Months.......................         7.1%              5.4%
        24 to 35 Months.......................         8.8%              9.3%
        36 Months and Greater.................        81.1%             83.9%
                                                    -------           -------
                                                     100.0%            100.0%
                                                    =======           =======

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of April 1, 1999, the Accounts had the following delinquency statuses:


                                                   AGGREGATE         PERCENTAGE
                PAYMENT STATUS                  BALANCES (000'S)    OF BALANCES
                --------------                  ----------------    -----------

                Current.....................      $23,091,714            86.5%
                1 to 29 Days................      $ 1,781,795             6.7%
                30 to 59 Days...............      $   648,155             2.4%
                60 to 89 Days...............      $   402,939             1.5%
                90 to 119 Days..............      $   306,974             1.2%
                120 to 149 Days.............      $   273,662             1.0%
                150 to 179 Days.............      $   175,538             0.7%
                                                  -----------          -------
                                                  $26,680,777           100.0%
                                                  ===========          =======

                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

         GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of February 28, 1999, the following five states had the largest receivables balances:

                                       PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                             OF DISCOVER CARD PORTFOLIO
           STATE                               AS OF FEBRUARY 28, 1999
           -----                        --------------------------------------
           California................                 11.3%
           Texas.....................                  9.3%
           New York..................                  6.8%
           Florida...................                  5.9%
           Illinois..................                  5.0%

         No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of February 28, 1999.


         CREDIT LIMIT INFORMATION. As of February 28, 1999, the accounts in the Discover Card portfolio had the following credit limits:

                                                                    PERCENTAGE
                                                     RECEIVABLES     OF TOTAL
                                                     OUTSTANDING    RECEIVABLES
         CREDIT LIMIT                                   (000'S)     OUTSTANDING
         ------------                                -----------    -----------
         Less than or equal to $1,000.00.......      $   643,732        2.1%
         $1,000.01 to $2,000.00................      $ 2,593,000        8.6%
         $2,000.01 to $3,000.00................      $ 2,950,923        9.8%
         Over $3,000.00........................      $23,935,484       79.5%
                                                     -----------       -----
           Total...............................      $30,123,139      100.0%
                                                     ===========      ======


         SEASONING. As of February 28, 1999, 88.0% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of February 28, 1999 were distributed as follows:

                                                    PERCENTAGE      PERCENTAGE
              AGE OF ACCOUNTS                      OF ACCOUNTS      OF BALANCES
              ---------------                      -----------      -----------
              Less than 12 Months..............         5.2%            2.5%
              12 to 23 Months..................         6.8%            5.6%
              24 to 35 Months..................         7.9%            8.6%
              36 Months and Greater............        80.1%           83.3%
                                                       -----           -----
                                                      100.0%          100.0%
                                                      ======          ======

         SUMMARY YIELD INFORMATION. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:

                               THREE MONTHS ENDED   TWELVE MONTHS ENDED  ELEVEN MONTHS ENDED   TWELVE MONTHS ENDED
                                FEBRUARY 28, 1999    NOVEMBER 30, 1998    NOVEMBER 30, 1997     DECEMBER 31, 1996
                                -----------------    -----------------    -----------------     -----------------
Aggregate Monthly Yields (1)
    Excluding Recoveries (2)         17.61%               18.02%                18.19%                17.72%
    Including Recoveries (3)         18.38%               18.76%                18.90%                18.20%

------------------------------

 (1) Greenwood calculates the "Monthly Yield" by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, and as of March 1, 1996, overlimit fees. "Aggregate Monthly Yield" is the average of Monthly Yields annualized for each period shown.

 (2) Aggregate Monthly Yield excluding any recoveries received with respect to charged-off accounts.

 (3) Aggregate Monthly Yield including recoveries received with respect to charged-off accounts. Recoveries received with respect to receivables in the Trust that have been charged off as uncollectible (including the proceeds of sales of these receivables by the Trust, but excluding proceeds of sales of charged-off receivables that Greenwood has removed from the Trust) are included in the Trust and are treated as finance charge collections.

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of February 28, 1999, the accounts in the Discover Card portfolio had the following delinquency statuses:

                                            AGGREGATE
                                            BALANCES             PERCENTAGE
  PAYMENT STATUS                             (000'S)             OF BALANCES
  --------------                           -----------           -----------
  Current..............................    $25,835,408              85.7%
  1 to 29 Days.........................    $ 2,126,594               7.1%
  30 to 59 Days........................    $   811,180               2.7%
  60 to 89 Days........................    $   486,161               1.6%
  90 to 119 Days.......................    $   389,828               1.3%
  120 to 149 Days......................    $   236,048               0.8%
  150 to 179 Days......................    $   237,920               0.8%
                                           -----------             ------
                                           $30,123,139             100.0%
                                           ===========             ======

         SUMMARY HISTORICAL DELINQUENCY INFORMATION. The accounts in the Discover Card portfolio had the following historical delinquency rates:


                   AVERAGE OF THREE MONTHS    AVERAGE OF TWELVE MONTHS   AVERAGE OF ELEVEN MONTHS      AVERAGE OF TWELVE MONTHS
                   ENDED FEBRUARY 28, 1999    ENDED NOVEMBER 30, 1998     ENDED NOVEMBER 30, 1997      ENDED DECEMBER 31, 1996
                  -------------------------  -------------------------- --------------------------     ------------------------

                  DELINQUENT                 DELINQUENT                 DELINQUENT                     DELINQUENT
                    AMOUNT                     AMOUNT                     AMOUNT                         AMOUNT
                   (000'S)    PERCENTAGE(1)   (000'S)    PERCENTAGE (1)  (000'S)    PERCENTAGE (1)      (000'S)   PERCENTAGE(1)
                  ----------  -------------  ----------  -------------- ----------  --------------     ---------- -------------
30-59 Days....    $  848,890       2.8%      $  759,521        2.6%     $  743,464       2.6%          $  680,645     2.7%
60-89 Days....    $  479,121       1.6%      $  456,059        1.5%     $  432,410       1.5%          $  361,992     1.4%
90-179 Days...    $  859,881       2.8%      $  853,961        2.9%     $  803,204       2.8%          $  593,661     2.3%
                  ----------       ----      ----------        ----     ----------       ----          ----------     ----
Total.........    $2,187,892       7.2%      $2,069,541        7.0%     $1,979,078       6.9%          $1,636,298     6.4%
                  ==========       ----      ==========        ====     ==========       ====          ==========     ====

---------------------------------

(1) Greenwood calculates the percentages by dividing the Delinquent Amount by the Average Receivables Outstanding for each period. The "Delinquent Amount" is the average of the monthly ending balances of delinquent accounts during the periods indicated. The "Average Receivables Outstanding" is the average of the monthly average amount of receivables outstanding during the periods indicated.

         SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:

                                         THREE MONTHS ENDED     TWELVE MONTHS ENDED    ELEVEN MONTHS ENDED      TWELVE MONTHS ENDED
                                          FEBRUARY 28, 1999      NOVEMBER 30, 1998      NOVEMBER 30, 1997        DECEMBER 31, 1996
                                          -----------------      -----------------      -----------------        -----------------
                                                                           (DOLLARS IN THOUSANDS)

Average Receivables Outstanding(1)...        $30,773,814           $29,749,158             $28,403,076              $25,542,718
Gross Charge-Offs....................        $   546,272           $ 2,215,002             $ 1,891,601              $ 1,458,450
Gross Charge-Offs as an Annualized
  Percentage of Average
  Receivables Outstanding(2).........               7.10%                 7.45%                  7.27%                     5.71%

------------------------------

(1) "Average Receivables Outstanding" is the average of the monthly average amount of receivables outstanding during the periods indicated.

(2) Recoveries received with respect to receivables in the Trust that have been charged off as uncollectible (including the proceeds of sales of these receivables by the Trust, but excluding proceeds of sales of charged-off receivables that Greenwood has removed from the Trust) are included in the Trust and are treated as finance charge collections.


         SUMMARY PAYMENT RATE INFORMATION (1). The accounts in the Discover Card portfolio have had the following historical monthly payment rates:

                                     THREE MONTHS ENDED     TWELVE MONTHS ENDED     ELEVEN MONTHS ENDED     TWELVE MONTHS ENDED
                                      FEBRUARY 28, 1999      NOVEMBER 30, 1998       NOVEMBER 30, 1997       DECEMBER 31, 1996
                                      -----------------      -----------------       -----------------       -----------------
Average Monthly Payment Rate(2)            16.20%                  15.42%                 14.51%                  15.24%
Highest Monthly Payment Rate.......        17.00%                  17.01%                 16.31%                  18.08%
Lowest Monthly Payment Rate......          15.19%                  13.90%                 12.41%                  13.33%

-----------------------
(1) Greenwood calculates the "Monthly Payment Rate" by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month.

(2) Greenwood calculates the "Average Monthly Payment Rate" for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period.